THE MUNICIPAL
FUND
ACCUMULATION
PROGRAM, INC.



[GRAPHIC OMITTED: The Municipal Fund Accumulation Program, Inc.
repeated several times]



Semi-Annual Report
June 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011

[RECYCLE LOGO]
Printed on post-consumer recycled paper



To Our Shareholders:

For the six months ended June 30, 1997, The Municipal Fund Accumulation
Program, Inc.'s net annualized yield was 5.17%. Total investment return for the Program for the six-month period ended June 30, 1997 was +2.65%, based on a change in per share net asset value from $18.85 to $18.86, and assuming reinvestment of $0.481 per share income dividends.

The Municipal Market Environment
The combination of continued low, if not diminishing, inflation and moderating economic growth allowed tax-exempt bond yields to move lower during the six months ended June 30, 1997. Interest rates initially had continued to rise in early 1997 in response to investor concerns that the Federal Reserve Board would initiate a series of interest rate increases to ensure that the economic growth seen at the end of 1997 would slacken before any inflationary pressures could be triggered. As measured by the Bond Buyer Revenue Bond Index, tax-exempt revenue bond yields rose approximately 20 basis points (0.20%) by early April 1997.
However, as economic growth continued to slow and concerns of ongoing interest rate increases by the Federal Reserve Board abated, bond yields fell for the remainder of the six-month period ended June 30, 1997. By the end of June, tax-exempt bond yields had fallen to 5.78%, a decline of almost 15 basis points over the last six months. US Treasury bond yields exhibited a similar pattern of rising and falling over the last six months. However, US Treasury bond yields rose nearly 15 basis points over the last six months to 6.78% at the end of June 1997.

The municipal bond market's performance in recent months has been even more impressive given that there has been a noticeable deterioration in the strong technical position that had supported much of the tax-exempt bond market's performance in recent quarters. Over the last six months, municipalities issued over $90 billion in new long-term securities, an increase of approximately 2% compared to the first six months of 1996.
However, during the last three months, over $55 billion in long-term municipal bonds was underwritten, an increase of nearly 10% versus the same period a year ago. The recent decline in municipal bond yields has led many issuers to accelerate their financing plans to take advantage of current low interest rates. Over $21 billion in long-term tax-exempt bonds was issued in June 1997, an increase of over 15% versus the June
1996 issuance. Additionally, the state of New Jersey issued $2.8 billion in taxable municipal debt in June. This added to an already heavy supply position.

Fortunately, investor demand has remained very positive thus far in 1997. Property and casualty insurance companies have continued to be very active in the 15-year -- 20-year maturity sector. Also, municipal investors continue to receive significant cash flows from tax-exempt bond maturities, coupon income and the proceeds from advanced and current refundings. In January 1997, investors received over $20 billion in such assets. In the months of June and July, investors are expected to receive over $50 billion in such payments. It is likely that, despite the continued allure of the domestic equity market, much of these assets have been and will be reinvested in tax-advantaged products suggesting that investor demand will remain strong going forward.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $350 million in New York Municipal Assistance Corp. bonds, $1 billion in New York City general obligation bonds, $930 million in Port Authority of New York and New Jersey issues, $565 million in Puerto Rico Building Authority issues, $600 million in state of California bonds, $256 million in Los
Angeles Metropolitan Transportation Authority issues, $350 million in
Orange County, Florida sales tax revenue bonds and $300 million in state of Florida bonds. These and other bond issues typically have been underwritten in states with high state income taxes and consequently generally were issued at yields that were relatively unattractive to residents in other states. This scenario has tended to offset the recent increase in supply as general market investors have ignored much of this specialty-state supply in favor of higher-yielding issues.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect of a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years.
Present annual estimates of future municipal bond issuance remain centered around $175 billion for all of 1997, indicating that the recent increase in supply should return to the levels seen earlier this year.
This may ensure that tax-exempt products remain an attractive investment alternative throughout 1997.

Portfolio Strategy
During the six months ended June 30, 1997, we slowly shifted The
Municipal Fund Accumulation Program, Inc. from the aggressive posture we adopted toward the end of the first quarter of 1997 to a more neutral structure, largely on the belief that the significant decline in yields was not justified relative to the lingering strength in the economy.
While it is our opinion that interest rates are not in danger of rising substantially, we believe they probably will not decline substantially either. To that end, our strategy will concentrate on seeking to enhance tax-exempt income for our shareholders while trying to mute any price volatility. This strategy will be implemented by keeping the portfolio fully invested while selling longer-duration bonds and replacing them with shorter-duration bonds with larger coupons to seek to enhance income.

Looking forward, we anticipate maintaining the Program's neutral position until there is evidence that the economy is either going to slow substantially or that it is going to heat up once again. We will seek to continue to accomplish any restructuring without compromising the Program's strong credit quality and diversification.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Portfolio Manager

August 5, 1997

Effective June 3, 1997, we are pleased to announce that Roberto Roffo is responsible for the day-to-day management of The Municipal Fund
Accumulation Program, Inc. Mr. Roffo has been employed by Merrill Lynch
Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and since 1992 as a Portfolio Manager.



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The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1997                                                                      (in Thousands)

                   S&P     Moody's      Face                                                                          Value
State            Rating    Rating      Amount                                Issue                                  (Note 1a)

Alabama --         AA        Aa3        $2,000     Birmingham, Alabama, Crossover Refunding Bonds, 8% due
2.3%                                               10/01/2015                                                         $2,060
                   AAA       Aaa         5,000     Huntsville, Alabama, Health Care Authority Revenue Bonds
                                                   (Health Care Facilities), Series B, 6.625% due 6/01/2023 (c)        5,516
                   AAA       Aaa         4,500     Jefferson County, Alabama, Sewer Revenue Refunding Bonds,
                                                   Series A, 5.375% due 2/01/2027 (d)                                  4,383

Arizona --         AAA       Aaa         1,920     Maricopa County, Arizona, School District No. 14 (Creighton
0.4%                                               Project of 1995), UT, Series D, 5.30% due 7/01/2009 (i)             1,960

Arkansas --        AAA       NR*         3,125     Arkansas State Development Finance Authority, S/F Mortgage
0.6%                                               Revenue Bonds (Mortgage-Backed Securities Program), Series C,
                                                   6.60% due 7/01/2017 (g)                                             3,310

California --      AA-       Aa          4,955     California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
7.0%                                               7% due 8/01/2026                                                    5,286
                                                   California State Public Works Board, Lease Revenue Bonds,
                                                   Series A (b):
                   A         Aaa         8,000     (Department of Corrections, Monterey County -- Soledad II),
                                                   6.875% due 11/01/2004                                               9,332
                   AAA       Aaa         4,000     (Various University of California Projects), 6.40% due
                                                   12/01/2002 (e)                                                      4,469
                   AAA       Aaa         2,000     Los Angeles County, California, COP (Correctional
                                                   Facilities Project), 6.50% due 9/01/2000 (b)(c)                     2,173
                   AA-       A1          5,260     Los Angeles County, California, Transportation Commission,
                                                   Sales Tax Revenue Refunding Bonds, Series B, 6.50% due
                                                   7/01/2013                                                           5,589
                   AAA       Aaa         1,250     M-S-R Public Power Agency, California, Revenue Refunding
                                                   Bonds (San Juan Project), 6.75% due 7/01/2020 (a)(c)                1,452
                   AAA       Aaa         3,500     San Diego, California, Public Facilities Financing Authority,
                                                   Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (d)              3,333
                   AAA       Aaa         5,025     Stockton, California, Revenue Bonds (Wastewater Treatment
                                                   Plant Expansion), COP, Series A, 6.80% due 9/01/2024 (d)            5,556

Colorado --        AA        NR*         2,570     Colorado HFA, S/F Program Revenue Bonds, AMT, Series D-3,
2.1%                                               7.20% due 8/01/2023                                                 2,692
                   AAA       Aaa         4,920     Douglas County, Colorado, School District No. RE1 (Douglas
                                                   and Elbert Counties Improvement), Series A, 6.50% due
                                                   12/15/2004 (b)(c)                                                   5,525
                   AAA       Aaa         2,500     Garfield, Pitkin and Eagle Counties, Colorado, School
                                                   District No. RE1 (Roaring Fork), UT, 6.60% due 6/15/2004
                                                   (b)(c)                                                              2,806

Connecticut --     AAA       Aaa         2,000     Connecticut State Development Authority, Water Facility,
3.3%                                               Revenue Refunding Bonds (Connecticut Water Company
                                                   Project), 6.65% due 12/15/2020 (e)                                  2,210
                   AA        Aa          3,825     Connecticut State, HFA, Housing Mortgage Revenue Bonds
                                                   (Finance Program), Sub-Series B-1, 6.125% due 5/15/2018             3,940
                                                   Connecticut State Health and Educational Facilities
                                                   Authority Revenue Bonds:
                   AAA       Aaa         4,600     (Cherry Brook Nursing Home), 6% due 11/01/2022 (e)                  4,713
                   AAA       Aaa         3,000     (Norwalk Hospital), Series D, 6.25% due 7/01/2022 (c)               3,143
                   AAA       Aaa         3,500     Connecticut State Special Tax Obligation Revenue Bonds,
                                                   Series B, 6.10% due 10/01/2011 (d)                                  3,735

District of        A+        A3          6,000     District of Columbia Revenue Bonds (Howard University),
Columbia --                                        Series A, 7.25% due 10/01/2020                                      6,477
1.2%

Florida --                                         Florida State Board of Education, Capital Outlay
1.0%                                               (Public Education):
                   AA+       Aa2         2,750     Series A, 6.10% due 6/01/2024                                       2,870
                   AAA       Aaa         2,000     Series B, 6.70% due 6/01/2001 (b)                                   2,186

Georgia --         A+        VMIG1+      3,100     Burke County, Georgia, Development Authority, PCR,
5.5%                                               Refunding (Georgia Power Company -- Vogtle), Fifth
                                                   Series, VRDN, 5.60% due 9/01/2025 (h)                               3,100
                                                   Metropolitan Atlanta, Georgia, Rapid Transit Authority,
                                                   Sales Tax Revenue Bonds (b):
                   AAA       Aaa         5,000     Second Indenture, Series A, 6.90% due 7/01/2004 (c)                 5,746
                   AA-       A1          8,200     Series O, 6.55% due 7/01/2001                                       8,980
                   A+        A3         10,460     Municipal Electric Authority, Georgia, Special Obligation,
                                                   Fifth Crossover Series, Project One, 6.50% due 1/01/2017           11,615

Illinois --                                        Chicago, Illinois, O'Hare International Airport Revenue
2.5%                                               Bonds:
                   NR*       P2            400     (American Airlines), DATES, Series B, 5.50% due 12/01/2017
                                                   (h)                                                                   400
                   AAA       Aaa         2,200     Refunding (General Airport), Second Lien, Series A, 6.375%
                                                   due 1/01/2015 (c)                                                   2,364
                   AAA       Aaa         4,800     Cook County, Illinois, UT, Series A, 6.60% due 11/15/2002
                                                   (b)(c)                                                              5,365
                   A1+       Aa3         5,000     Illinois Development Finance Authority Revenue Bonds
                                                   (Presbyterian Home Lake), Series B, 6.40% due 9/01/2031             5,275

Indiana --         NR*       Aaa         4,315     Indiana State Educational Facilities Authority Revenue Bonds
2.0%                                               (University of Notre Dame Project), 6.70% due 3/01/2025             4,784
                   A+        A1          1,000     Indiana State Office Building Commission, Capital Complex
                                                   Revenue Refunding Bonds (State Office Building -- II
                                                   Facility), Series D, 6.90% due 7/01/2011                            1,159
                   NR*       A1          2,250     Indiana Transportation Finance Authority, Highway Revenue
                                                   Bonds, Series A, 8.125% due 6/01/1998 (b)                           2,379
                   A+        NR*         1,865     Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                   Refunding, Series D, 6.75% due 2/01/2020                            2,038

Louisiana --       AAA       Aaa         5,000     New Orleans, Louisiana, Public Improvement Bonds, UT, 7%
1.6%                                               due 9/01/2002 (b)(d)                                                5,584
                   AAA       Aaa         2,900     New Orleans, Louisiana, Refunding, 6.125% due 10/01/2016 (e)        3,048

Maine -- 0.9%      NR*       Aa2         4,480     Maine State Housing Authority, Mortgage Purchase, Series D,
                                                   6.80% due 11/15/2025                                                4,691

Massachu-          A+        A1          2,165     Massachusetts Bay Transportation Authority (Massachusetts
setts -- 9.0%                                      Transportation System), Series C, 6.10% due 3/01/2023               2,219
                   A1+       VMIG1+      1,000     Massachusetts Municipal Wholesale Electric Company, Power
                                                   Supply System Revenue Bonds, VRDN, Series C, 4.10% due
                                                   7/01/2019 (h)                                                       1,000
                   AAA       Aaa         9,520     Massachusetts State, HFA, M/F Housing Refunding Bonds,
                                                   Series A, 6.10% due 7/01/2015 (c)                                   9,771
                   A+        Aa          3,000     Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                                   Series 38, 7.20% due 12/01/2026                                     3,214
                                                   Massachusetts State Health and Educational Facilities
                                                   Authority Revenue Bonds:
                   AA-       A1          5,900     (Brigham and Women's Hospital Issue), Series D, 6.75% due
                                                   7/01/2024                                                           6,353
                   A1+       VMIG1+        500     (Capital Assets Program), VRDN, Series D, 3.90% due
                                                   1/01/2035 (c)(h)                                                      500
                   AAA       Aaa         2,550     (Northeastern University), Series E, 6.55% due 10/01/2022 (c)       2,779
                   AAA       Aaa         1,390     (University Hospital), Series C, 7.25% due 7/01/2019 (c)            1,507
                   A1+       VMIG1+        300     Massachusetts State Industrial Finance Agency, PCR, Refunding
                                                   (Holyoke Water Power Company), VRDN, Series A, 3.85% due
                                                   5/01/2022 (h)                                                         300
                                                   Massachusetts State Port Authority Revenue Bonds:
                   AAA       Aaa         1,000     13% due 7/01/2013 (a)                                               1,681
                   AA-       Aa          6,750     Series B, 6% due 7/01/2023                                          6,942
                                                   Massachusetts State Water Resource Authority, General
                                                   Revenue Bonds:
                   AAA       Aaa         7,055     Refunding, Series B, 5% due 3/01/2022 (c)                           6,435
                   AAA       Aaa         1,520     Refunding, Series B, 5% due 3/01/2022 (e)                           1,386
                   AAA       Aaa         3,500     Series A, 6% due 8/01/2020 (c)                                      3,612

Michigan --        AAA       Aa2         1,500     Michigan State Hospital Finance Authority Revenue Bonds
1.5%                                               (Henry Ford Health Systems), Series A, 7% due 7/01/2000 (b)         1,639
                                                   Michigan State Strategic Fund, Limited Obligation Revenue
                                                   Refunding Bonds (Detroit Edison Company):
                   AAA       Aaa         1,000     (Pollution Project), 6.875% due 12/01/2021 (d)                      1,096
                   AAA       Aaa         2,000     Series BB, 7% due 5/01/2021 (e)                                     2,409
                   AAA       Aaa         1,000     Series CC, 6.95% due 9/01/2021 (d)                                  1,095
                   NR*       P1            600     Michigan State Strategic Fund, PCR, Refunding (Consumers
                                                   Power Project), VRDN, Series A, 4.05% due 4/15/2018 (h)               600
                   AA        Aaa         1,250     Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                                   Revenue Bonds (William Beaumont Hospital), Series D, 6.75% due
                                                   1/01/2001 (b)                                                       1,367

Minnesota --       AA+       Aa2          4,075    Minnesota State, HFA, S/F Mortgage, AMT, Series M, 6.70% due
0.8%                                               7/01/2026                                                           4,282

Montana --         AA+       Aa2          4,910    Montana State Housing Board, S/F Program, AMT, Series B-2,
1.0%                                               6.90% due 6/01/2025                                                 5,177

Nevada --          AAA       Aaa          2,000    Clark County, Nevada, PCR, Refunding (Nevada Power Company
1.3%                                               Project), Series B, 6.60% due 6/01/2019 (d)                         2,173
                   NR*       NR*          2,000    Clark County, Nevada, School District (School Improvement),
                                                   Series A, 8% due 3/01/1998 (b)                                      2,093
                   AAA       Aaa          2,240    Nevada Housing Division, S/F Program, AMT, Series E,
                                                   7.05% due 4/01/2027                                                 2,375

New                AAA       Aaa          2,000    New Hampshire Higher Educational and Health Facilities
Hampshire --                                       Authority, Revenue Refunding Bonds (University System of
0.4%                                               New Hampshire), 6.25% due 7/01/2020 (c)                             2,124

New Jersey --      AAA       Aaa          5,790    Casino Reinvestment Development Authority, New Jersey,
8.4%                                               Parking Fee Revenue Bonds, Series A, 5.25% due 10/01/2024 (i)       5,636
                   AAA       Aaa          4,670    Highland Park, New Jersey, Refunding (School District), UT,
                                                   5.125% due 2/15/2025 (c)                                            4,451
                                                   Jersey City, New Jersey, GO (School District), UT (b):
                   AA        A3           2,900    6.65% due 2/15/2002                                                 3,211
                   AA        A3           3,030    6.65% due 2/15/2002                                                 3,354
                   AAA       Aaa          5,000    New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                                   Corporation), 6.50% due 7/01/2024 (i)                               5,427
                   AAA       Aaa          1,000    New Jersey Health Care Facilities Financing Authority,
                                                   Revenue Refunding Bonds (Hackensack Medical Center), 6.625%
                                                   due 7/01/2017 (d)                                                   1,074
                   AAA       Aaa          1,500    New Jersey Sports and Exposition Authority, Luxury Tax
                                                   Revenue Refunding Bonds (Convention Center), Series A, 6.25%
                                                   due 7/01/2020 (c)                                                   1,596
                   A+        Aa           5,000    New Jersey Sports and Exposition Authority (State Contract),
                                                   Series A, 6.50% due 3/01/2019                                       5,348
                   AAA       Aaa          8,750    New Jersey State Educational Facilities Authority, Revenue
                                                   Refunding Bonds (University of Medicine and Dentistry),
                                                   Series B, 5.25% due 12/01/2021 (e)                                  8,440
                   AAA       Aaa          3,000    New Jersey State Housing and Mortgage Finance Agency Revenue
                                                   Bonds (Home Buyer), Series L, 6.65% due 10/01/2014 (c)              3,180
                   AA        A1           2,500    Rutgers State University, New Jersey, Refunding (State
                                                   University of New Jersey), Series A, 6.50% due 5/01/2018            2,686

New York --        AAA       Aaa          6,220    Metropolitan Transportation Authority, New York, Commuter
14.9%                                              Facilities Revenue Bonds, Series A, 5.75% due 7/01/2021 (c)         6,282
                   AAA       Aaa          1,800    Metropolitan Transportation Authority, New York, Transportation
                                                   Facilities Revenue Bonds, Series A, 5.875% due 7/01/2027 (c)        1,842
                                                   New York City, New York, GO, UT:
                   BBB+      Aaa          3,000    Series A, 8% due 8/15/2001 (b)                                      3,446
                   BBB+      Aaa          2,820    Series C, Sub-Series C-1, 7.50% due 8/01/2002 (b)                   3,249
                   BBB+      Baa1           180    Series C, Sub-Series C-1, 7.50% due 8/01/2020                         201
                   BBB+      Aaa          2,240    Series D, 7.50% due 2/01/2002 (b)                                   2,553
                   BBB+      Baa1           180    Series D, 7.50% due 2/01/2016                                         199
                   BBB+      Aaa          1,820    Series O, 7.50% due 2/01/2002 (b)                                   2,075
                   BBB+      Baa1           260    Series O, 7.50% due 2/01/2019                                         288
                                                   New York State Dormitory Authority Revenue Bonds:
                   AA        Aa           1,000    (Cornell University), Series A, 7.375% due 7/01/2030                1,097
                   BBB+      Baa1         3,250    Refunding (State University Educational Facilities), Series B,
                                                   7% due 5/15/2016                                                    3,471
                   AAA       Aa2          1,000    (Saint Vincent Hospital and Medical Center), 7.40% due
                                                   8/01/2030 (f)                                                       1,100
                                                   New York State Environmental Facilities Corporation, PCR,
                                                   State Water Revolving Fund (New York City Municipal Water),
                                                   Series A:
                   A         Aa2          1,425    7% due 6/15/2012                                                    1,564
                   A-        Aa2          2,720    Refunding, 5.875% due 6/15/2014                                     2,804
                   A-        A2           1,520    New York State, GO, UT, 6.25% due 6/15/2024                         1,584
                                                   New York State Local Government Assistance Corporation,
                                                   Series A:
                   A         Aaa         11,650    6.875% due 4/01/2002 (b)                                           13,066
                   A         A3           5,000    6.50% due 4/01/2020                                                 5,341
                                                   New York State Medical Care Facilities Finance Agency Revenue
                                                   Bonds, Series A:
                   AAA       Aaa          1,000    (Mental Health Services Facilities), 6% due 2/15/2025 (c)           1,029
                   AAA       Aaa          1,515    (Mental Health Services Facilities Improvement), 7.80% due
                                                   2/15/1999 (b)                                                       1,630
                   AAA       Aaa          3,500    (New York Hospital Mortgage), 6.80% due 8/15/2024 (e)(f)            3,860
                                                   New York State Mortgage Agency Revenue Bonds (Homeowner
                                                   Mortgage):
                   NR*       Aa2          3,750    Refunding, Series 61, 5.80% due 10/01/2017                          3,813
                   NR*       Aa2          2,440    Series 66, 5.60% due 10/01/2017                                     2,425
                   A+        Aa           9,575    Triborough Bridge and Tunnel Authority, New York, General
                                                   Purpose Revenue Bonds, Series X, 6.50% due 1/01/2019               10,369
                   A-        A1           5,325    Triborough Bridge and Tunnel Authority, New York, Special
                                                   Obligation Refunding Bonds, Series B, 6.875% due 1/01/2015          5,815

New York &         AA-       A1          12,750    Port Authority of New York and New Jersey, Consolidated Bonds,
New Jersey --                                      72nd Series, 7.35% due 10/01/2002 (b)                              14,581
2.7%

North              BBB      Aaa           1,330    North Carolina Eastern Municipal Power Agency, Power System
Carolina --                                        Revenue Refunding Bonds, Series A, 6.50% due 1/01/2018 (a)          1,516
2.4%               AA-      Aa3           1,000    Pitt County, North Carolina, Refunding (Pitt County Memorial
                                                   Hospital), 5.25% due 12/01/2021                                       956
                   A1+      NR*           2,800    Raleigh-Durham, North Carolina, Airport Authority, Special
                                                   Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                                   Series A, 4.10% due 11/01/2015 (h)                                  2,800
                                                   University of North Carolina, Hospital Revenue Bonds (Chapel
                                                   Hill University):
                   AA       Aa3           6,620    5.25% due 2/15/2026                                                 6,296
                   AA       Aa3           1,000    (Board of Governors), 6% due 2/15/2024                              1,018

Ohio -- 0.6%       AAA      Aaa           3,000    Hamilton, Ohio, Electric System Mortgage Revenue Bonds,
                                                   Series B, 8% due 10/15/1998 (b)(d)                                  3,210

Oregon -- 2.8%     AAA      Aaa          14,850    Oregon Health Sciences, University Revenue Bonds, Series A,
                                                   5.83% due 7/01/2021 (c)(j)                                          3,869
                   AA       Aa2           6,500    Oregon State Board of Higher Education, Series A, 6% due
                                                   8/01/2026                                                           6,748
                   AAA      Aaa           4,345    Oregon State Department of Administrative Services, COP,
                                                   Series A, 5.80% due 5/01/2024 (e)                                   4,406

Pennsylvania --                                    Allegheny County, Pennsylvania, Hospital Development Authority
4.7%                                               Revenue Bonds (c):
                   AAA     Aaa            2,750    (Children's Hospital of Pittsburgh), 5.30% due 7/01/2026           2, 601
                   AAA     Aaa            4,000    Refunding (University of Pittsburgh Health Center), Series A,
                                                   5.625% due 4/01/2027                                                3,937
                   AAA     Aaa            2,500    Altoona, Pennsylvania, City Authority, Water Revenue Bonds,
                                                   Series A, 6.50% due 11/01/2019 (d)                                  2,747
                   A1+     P1             6,400    Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project),
                                                   UPDATES, 5.50% due 12/01/2009 (h)                                   6,400
                   A1+     NR*            2,100    Geisinger, Pennsylvania, Health System Authority Revenue Bonds,
                                                   VRDN, Series B, 5.50% due 7/01/2022 (h)                             2,100
                   A-      NR*            2,500    Montgomery County, Pennsylvania, IDA, Retirement Community
                                                   Revenue Bonds (Adult Communities Total Services), Series B,
                                                   5.75% due 11/15/2017                                                2,472
                   AAA     Aaa            3,355    North Penn, Pennsylvania, Water Authority, Water Revenue Bonds,
                                                   7% due 11/01/2004 (b)(d)                                            3,867
                   AA      Aa3            1,000    Upper Saint Clair Township, Pennsylvania, School District,
                                                   Refunding Bonds, UT, 5.20% due 7/15/2027                              957

Rhode              AAA     Aaa            2,500    Rhode Island Port Authority and Economic Development Corporation,
Island -- 0.5%                                     Revenue Refunding Bonds (Shepard Building Project), Series B,
                                                   6.75% due 6/01/2025 (e)                                             2,774

South                                              Piedmont Municipal Power Agency, South Carolina, Electric
Carolina --                                        Revenue Refunding Bonds (d):
1.1%               AAA     Aaa            3,000    6.75% due 1/01/2019                                                 3,492
                   AAA     Aaa            1,890    Series A, 6.50% due 1/01/2014                                       2,132
                   AAA     Aaa              320    Series A, 6.50% due 1/01/2014 (a)                                     360

Tennessee --       AA      Aa             1,000    Metropolitan Government, Nashville and Davidson County,
0.2%                                               Tennessee, UT, 6.125% due 5/15/2019                                 1,044

Texas -- 7.1%      AAA     Aaa            2,000    Austin, Texas, Utility Systems, Combined Revenue Refunding
                                                   Bonds, Prior Lien, 6.50% due 5/15/2001 (b)(e)                       2,185
                   AAA     Aaa            2,000    Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                                   Light and Power Company), Series B, 6.375% due 4/01/2012 (c)        2,163
                                                   Harris County, Texas, Health Facilities Development Corporation,
                                                   Hospital Revenue Bonds:
                   AAA     Aaa            2,870    (Hermann Hospital Project), 6.375% due 10/01/2024 (c)               3,040
                   A1+     NR*            6,300    (Methodist Hospital), VRDN, 5.50% due 12/01/2025 (h)                6,300
                   AAA     NR*            1,250    Harris County, Texas, Toll Road Sub-Lien, Revenue Refunding
                                                   Bonds, UT, 8.125% due 8/01/1998 (b)                                 1,330
                   AAA     Aaa            3,315    Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                                   Junior Lien, Series C, 5.75% due 12/01/2015 (c)                     3,372
                   AAA     Aaa            5,100    Round Rock, Texas, Refunding, 5.80% due 8/15/2021 (d)               5,170
                   AAA     Aaa            4,700    Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                                   Electric Company Project), 6.55% due 10/01/2022 (d)                 5,115
                   AAA     Aaa            5,300    San Antonio, Texas, Water Revenue Refunding Bonds, 6.50%
                                                   due 5/15/2010 (c)                                                   5,775
                   AA      Aa             1,000    Texas State, Refunding (Veterans' Land), UT, 6.50% due
                                                   12/01/2021                                                          1,065
                   AA      Aa             2,155    Texas State Veterans' Housing Assistance Fund II, AMT, UT,
                                                   Series A, 7% due 12/01/2025                                         2,292

Utah -- 0.4%       AAA     Aaa            2,500    Utah County, Utah, Hospital Revenue Bonds (IHC Health
                                                   Services, Inc.), 5.25% due 8/15/2026 (c)                            2,336

Virginia --        AA      Aa             4,500    Henrico County, Virginia, IDA, Public Facility Lease Revenue
3.1%                                               Bonds (Henrico County Regional Jail Project), 7% due 8/01/2013      5,084
                                                   Virginia State, HDA, Commonwealth Mortgage:
                   AA+     Aa1            1,620    Series C, Sub-Series C-3, 6% due 1/01/2017                          1,657
                   AA+     Aa1            2,500    Series D, Sub-Series D-1, 6.10% due 1/01/2019                       2,572
                   AA+     Aa1            6,775    Virginia State, HDA, M/F Housing, Series B, 5.95% due
                                                   5/01/2016                                                           6,897

Washington --      AA+     Aa1            4,000    Seattle, Washington, Refunding, 6.50% due 3/01/2017                 4,217
1.5%               AAA     Aaa            3,000    Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                                   12/01/2004 (b)(e)                                                   3,484

Wisconsin --                                       Wisconsin Housing and EDA, Home Ownership Revenue Bonds,
2.6%                                               Series 1:
                   AA      Aa             1,000    6.75% due 9/01/2015                                                 1,048
                   AA      Aa             4,990    6.75% due 9/01/2017                                                 5,227
                   AAA     Aaa            2,000    Wisconsin Public Power System Inc., Power Supply System
                                                   Revenue Bonds, Series A, 7.40% due 7/01/2000 (b)(e)                 2,210
                   AAA     Aaa            5,000    Wisconsin State Health and Educational Facilities Authority
                                                   Revenue Bonds (Children's Hospital of Wisconsin Inc. Project),
                                                   6.50% due 8/15/2021 (d)                                             5,393

Wyoming --         A1      VMIG1+         2,100    Sweetwater County, Wyoming, PCR, Refunding (PacificCorp.
0.4%                                               Projects), VRDN, 4.15% due 11/01/2024 (e)(h)                        2,100

                                                   Total Investments (Cost -- $484,472) -- 97.8%                     519,194
                                                   Other Assets Less Liabilities -- 2.2%                              11,909
                                                                                                                    --------
                                                   Net Assets -- 100.0%                                             $531,103
                                                                                                                    ========
(a) Escrowed to maturity.
(b) Prerefunded.
(c) MBIA Insured.
(d) FGIC Insured.
(e) AMBAC Insured.
(f) FHA Insured.
(g) GNMA/FNMA Collateralized.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1997.
(i) FSA Insured.
(j) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Program.
  * Not Rated.
  + Highest short-term rating by Moody's Investors Service, Inc.

     See Notes to Financial Statements.






Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of
Investments, we have abbreviated the names of many of the securities according to the list below.

AMT   Alternative Minimum Tax (subject to)            M/F     Multi-Family
COP   Certificates of Participation                   PCR     Pollution Control Revenue Bonds
DATES Daily Adjustable Tax-Exempt Securities          S/F     Single-Family
EDA   Economic Development Authority                  UPDATES Unit Priced Demand Adjustable
GO    General Obligation Bonds                                Tax-Exempt Securities
HDA   Housing Development Authority                   UT      Unlimited Tax
HFA   Housing Finance Agency                          VRDN    Variable Rate Demand Notes
IDA   Industrial Development Authority






Statement of Assets and Liabilities                                                        As of June 30, 1997

Assets:
Investments, at value (identified cost -- $484,471,880) (Note 1a)                                 $519,194,488
Cash                                                                                                   912,063
Receivables:
Securities sold                                                                 $10,177,500
Interest                                                                          9,372,330
Capital shares sold                                                                     290         19,550,120
                                                                              -------------
Prepaid registration fees and other assets (Note 1d)                                                    45,761
                                                                                                 -------------
Total assets                                                                                       539,702,432
                                                                                                 -------------

Liabilities:
Payables:
Securities purchased                                                              7,352,505
Capital shares redeemed.                                                            353,673
Investment adviser (Note 2)                                                         211,188          7,917,366
                                                                              -------------
Accrued expenses and other liabilities                                                                 681,965
                                                                                                 -------------
Total liabilities                                                                                    8,599,331
                                                                                                 -------------
Net Assets                                                                                        $531,103,101
                                                                                                 =============

Net Assets Consist of:
Common Stock, $0.01 par value, 100,000,000 shares authorized                                          $281,670
Paid-in capital in excess of par                                                                   496,856,303
Undistributed investment income -- net                                                               1,049,145
Accumulated realized capital losses on investments -- net (Note 5)                                  (1,806,625)
Unrealized appreciation on investments -- net                                                       34,722,608
                                                                                                 -------------
Net Assets:
Equivalent to $18.86 per share based on 28,167,005 shares outstanding                             $531,103,101
                                                                                                 =============

See Notes to Financial Statements.






Statement of Operations                                                   For the Six Months Ended June 30, 1997

Investment Income (Note 1c):
Interest and premium and discount earned                                                             $15,628,525

Expenses:
Investment advisory fees (Note 2)                                               $1,323,194
Transfer agent fees                                                                552,407
Printing and shareholder reports                                                    42,603
Accounting services (Note 2)                                                        39,233
Registration fees (Note 1d)                                                         38,875
Custodian fees                                                                      25,902
Professional fees                                                                   22,148
Pricing services                                                                    11,827
Directors' fees and expenses                                                         8,821
Other                                                                                5,640
                                                                             -------------
Total expenses                                                                                         2,070,650
                                                                                                   -------------
Investment income -- net                                                                              13,557,875

Realized & Unrealized Gain (Loss) on Investments (Notes 1c & 3):
Realized gain on investments -- net                                                                    3,738,642
Change in unrealized appreciation on investments -- net                                               (3,601,869)
                                                                                                   -------------
Net Increase in Net Assets Resulting from Operations                                                 $13,694,648
                                                                                                   =============

See Notes to Financial Statements.






The Municipal Fund Accumulation Program, Inc.                                   For the Six             For the
Statements of Changes in Net Assets                                            Months Ended           Year Ended
                                                                               June 30, 1997         Dec. 31, 1996

Increase (Decrease) in Net Assets:

Operations:
Investment income -- net                                                        $13,557,875           $29,149,276
Realized gain (loss) on investments -- net                                        3,738,642              (696,677)
Change in unrealized appreciation on investments -- net                          (3,601,869)          (10,598,099)
                                                                              -------------         -------------
Net increase in net assets resulting from operations                             13,694,648            17,854,500
                                                                              -------------         -------------

Dividends to Shareholders (Note 1e):
Investment income -- net                                                        (13,751,110)          (29,051,296)
                                                                              -------------         -------------
Net decrease in net assets resulting from dividends to shareholders             (13,751,110)          (29,051,296)
                                                                              -------------         -------------

Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital share transactions            (20,689,837)          (18,632,382)
                                                                              -------------         -------------

Net Assets:
Total decrease in net assets                                                    (20,746,299)          (29,829,178)
Beginning of period                                                             551,849,400           581,678,578
                                                                              -------------         -------------
End of period*                                                                 $531,103,101          $551,849,400
                                                                              =============         =============
*Undistributed investment income -- net                                          $1,049,145            $1,242,380
                                                                              =============         =============

See Notes to Financial Statements.





Financial Highlights
                                                                      For the
                                                                        Six
The following per share data and ratios have been derived              Months
from information provided in the financial statements.                 Ended
                                                                      June 30,          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 1997        1996        1995       1994       1993

Per Share Operating Performance:
Net asset value, beginning of period                                   $18.85      $19.22      $17.51      $19.79    $18.93
                                                                    ---------   ---------   ---------   --------- ---------
Investment income -- net                                                  .48         .98        1.01        1.03      1.09
Realized and unrealized gain (loss) on investments -- net                 .01        (.37)       1.71       (2.28)     1.11
                                                                    ---------   ---------   ---------   --------- ---------
Total from investment operations                                          .49         .61        2.72       (1.25)     2.20
                                                                    ---------   ---------   ---------   --------- ---------
Less dividends and distributions:
Investment income -- net                                                 (.48)       (.98)      (1.01)      (1.03)    (1.09)
Realized gain on investments -- net                                        --          --          --          --      (.25)
                                                                    ---------   ---------   ---------   --------- ---------
Total dividends and distributions                                        (.48)       (.98)      (1.01)      (1.03)    (1.34)
                                                                    ---------   ---------   ---------   --------- ---------
Net asset value, end of period                                         $18.86      $18.85      $19.22      $17.51    $19.79
                                                                    =========   =========   =========   ========= =========

Total Investment Return:
Based on net asset value per share                                       2.65%+      3.36%      15.88%      (6.44%)   11.93%
                                                                    =========   =========   =========   ========= =========

Ratios to Average Net Assets:
Expenses                                                                  .78%*       .83%        .86%        .89%      .86%
                                                                    =========   =========   =========   ========= =========
Investment income -- net                                                 5.12%*      5.18%       5.40%       5.54%     5.52%
                                                                    =========   =========   =========   ========= =========

Supplemental Data:
Net assets, end of period (in thousands)                             $531,103    $551,849    $581,679    $537,197  $639,588
                                                                    =========   =========   =========   ========= =========
Portfolio turnover                                                         39%         72%         56%         61%       23%
                                                                    =========   =========   =========   ========= =========
* Annualized.
+ Aggregate total investment return.

See Notes to Financial Statements.




The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities -- Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Income taxes -- It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (net of amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $199,977,636 and $234,762,507, respectively.

Net realized and unrealized gains as of June 30, 1997 were as follows:

                                  Realized            Unrealized
                                   Gains                 Gains

Long-term investments           $3,738,642           $34,722,608
                             -------------         -------------
Total                           $3,738,642           $34,722,608
                             =============         =============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $34,722,608, of which $34,777,227 related to appreciated securities and $54,619 related to depreciated securities. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $484,471,880.

4. Capital Share Transactions:
Transactions in capital shares were as
follows:

For the Six Months                                      Dollar
Ended June 30, 1997               Shares                Amount

Shares sold                      1,747,978           $32,667,590
Shares issued to
shareholders in
reinvestment of
dividends
                                   639,252            11,972,379
                             -------------         -------------
Total issued                     2,387,230            44,639,969
Shares redeemed                 (3,491,935)          (65,329,806)
                             -------------         -------------
Net decrease                    (1,104,705)         $(20,689,837)
                             =============         =============

For the Year Ended                                      Dollar
December 31, 1996                 Shares                Amount

Shares sold                      5,183,981           $96,872,802
Shares issued to
shareholders in
reinvestment of
dividends                        1,471,903            27,416,058
                             -------------         -------------
Total issued                     6,655,884           124,288,860
Shares redeemed                 (7,650,329)         (142,921,242)
                             -------------         -------------
Net decrease                      (994,445)         $(18,632,382)
                             =============         =============

5. Capital Loss Carryforward:
As of December 31, 1996, the Program had a net capital loss carryforward of approximately $5,549,000, of which $4,849,000 expires in 2002 and $700,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



Officers and Directors
Arthur Zeikel -- President and Director
Ronald W. Forbes -- Director
Cynthia A. Montgomery -- Director
Charles C. Reilly -- Director
Kevin A. Ryan -- Director
Richard R. West -- Director
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Donald C. Burke -- Vice President
Kenneth A. Jacob -- Vice President
Gerald M. Richard -- Treasurer
Susan B. Baker -- Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286